Note 12 - Summary of Deferred Tax Assets (Details) - USD ($)	Dec. 31, 2015	Dec. 31, 2014
Deferred tax assets:
Net operating loss carryforward	$ 28,475,616	$ 23,246,809
Stock-based compensation	4,240,612	4,121,311
Total deferred tax assets	32,716,228	27,368,120
Deferred tax liabilities:
Fixed assets	(348,869)	(673,241)
Less: valuation allowance	$ (32,367,359)	$ (26,694,879)